EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Prior period amounts were revised in the first quarter of 2011 to reflect various changes associated with the Company's reclassification of certain contractual lump sum payments to partners, previously recognized in Other, net, expenses, as either contra Discount revenue or Marketing and promotion expense. Additionally, the tables reflect changes to the Company's segment allocation methodology due to reorganization of certain businesses, such as Enterprise Growth, across its reportable operating segments.

(Preliminary)
American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,278	$3,680	16%	$8,180	$7,102	15%
Net card fees	545	520	5	1,082	1,041	4
Travel commissions and fees	523	434	21	977	819	19
Other commissions and fees	584	497	18	1,113	997	12
Other	537	486	10	1,012	911	11
Total non-interest revenues	6,467	5,617	15	12,364	10,870	14
Interest income
Interest and fees on loans	1,611	1,657	(3)	3,230	3,432	(6)
Interest and dividends on investment securities	99	125	(21)	187	242	(23)
Deposits with banks and other	18	16	13	38	29	31
Total interest income	1,728	1,798	(4)	3,455	3,703	(7)
Interest expense
Deposits	131	137	(4)	268	265	1
Short-term borrowings	1	1	-	1	2	(50)
Long-term debt and other	445	472	(6)	901	941	(4)
Total interest expense	577	610	(5)	1,170	1,208	(3)
Net interest income	1,151	1,188	(3)	2,285	2,495	(8)
Total revenues net of interest expense	7,618	6,805	12	14,649	13,365	10
Provisions for losses
Charge card	161	96	68	359	323	11
Cardmember loans	176	540	(67)	56	1,228	(95)
Other	20	16	25	39	44	(11)
Total provisions for losses	357	652	(45)	454	1,595	(72)
Total revenues net of interest expense after provisions for losses	7,261	6,153	18	14,195	11,770	21

Expenses
Marketing and promotion	795	824	(4)	1,504	1,443	4
Cardmember rewards	1,613	1,192	35	3,190	2,403	33
Cardmember services	173	127	36	337	284	19
Salaries and employee benefits	1,595	1,315	21	3,117	2,642	18
Professional services	745	636	17	1,408	1,197	18
Occupancy and equipment	391	379	3	785	763	3
Communications	92	97	(5)	187	192	(3)
Other, net	92	(12)	#	170	(1)	#
Total	5,496	4,558	21	10,698	8,923	20
Pretax income from continuing operations	1,765	1,595	11	3,497	2,847	23
Income tax provision	470	578	(19)	1,025	945	8
Income from continuing operations	1,295	1,017	27	2,472	1,902	30
Income from discontinued operations, net of tax	36	-	#	36	-	#
Net income	$1,331	$1,017	31	$2,508	$1,902	32
Income from continuing operations attributable to common shareholders (A)	$1,280	$1,004	27	$2,442	$1,877	30
Net income attributable to common shareholders (A)	$1,316	$1,004	31	$2,478	$1,877	32

# - Denotes a variance of more than 100%.

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards and other items of $15 million and $13 million for the three months ended June 30, 2011 and 2010, and $30 million and $25 million for the six months ended June 30, 2011 and 2010, respectively.

(Preliminary)
American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	June 30,	December 31,
	2011	2010

Assets
Cash	$23	$16
Accounts receivable	43	40
Investment securities	9	14
Loans	57	58
Other assets	16	19
Total assets	$148	$147

Liabilities and Shareholders' Equity
Customer deposits	$32	$30
Short-term borrowings	4	3
Long-term debt	61	66
Other liabilities	33	32
Total liabilities	130	131

Shareholders' Equity	18	16
Total liabilities and shareholders' equity	$148	$147

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$3,759	$3,607	4%	$7,336	$7,109	3%
International Card Services	1,351	1,107	22	2,559	2,242	14
Global Commercial Services	1,191	1,023	16	2,312	1,988	16
Global Network & Merchant Services	1,239	1,051	18	2,376	2,033	17
	7,540	6,788	11	14,583	13,372	9
Corporate & Other, including adjustments and eliminations	78	17	#	66	(7)	#

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,618	$6,805	12	$14,649	$13,365	10

Pretax income (loss) from continuing operations
U.S. Card Services	$900	$821	10	$1,810	$1,474	23
International Card Services	196	191	3	436	356	22
Global Commercial Services	265	233	14	530	357	48
Global Network & Merchant Services	487	405	20	963	798	21
	1,848	1,650	12	3,739	2,985	25
Corporate & Other	(83)	(55)	51	(242)	(138)	75

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,765	$1,595	11	$3,497	$2,847	23

Net income (loss)
U.S. Card Services	$665	$516	29	$1,220	$930	31
International Card Services	161	155	4	350	294	19
Global Commercial Services	177	112	58	361	197	83
Global Network & Merchant Services	324	261	24	637	514	24
	1,327	1,044	27	2,568	1,935	33
Corporate & Other	(32)	(27)	19	(96)	(33)	#
Income from continuing operations	1,295	1,017	27	2,472	1,902	30
Income from discontinued operations, net of tax	36	-	#	36	-	#

NET INCOME	$1,331	$1,017	31	$2,508	$1,902	32

# - Denotes a variance of more than 100%.

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended				Six Months Ended
	June 30,		Percentage		June 30,		Percentage
	2011	2010	Inc/(Dec)		2011	2010	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.08	$0.84	29%		$2.05	$1.58	30%
Income from discontinued operations	0.03	-	#		0.03	-	#
Net income attributable to common shareholders	$1.11	$0.84	32%		$2.08	$1.58	32%

Average common shares outstanding (millions)	1,190	1,190	-%		1,190	1,188	-%

DILUTED
Income from continuing operations attributable to common shareholders	$1.07	$0.84	27%		$2.04	$1.57	30%
Income from discontinued operations	0.03	-	#		0.03	-	#
Net income attributable to common shareholders	$1.10	$0.84	31%		$2.07	$1.57	32%

Average common shares outstanding (millions)	1,197	1,197	-%		1,197	1,194	-%

Cash dividends declared per common share	$0.18	$0.18	-%		$0.36	$0.36	-%

Selected Statistical Information

	Quarters Ended				Six Months Ended
	June 30,		Percentage		June 30,		Percentage
	2011	2010	Inc/(Dec)		2011	2010	Inc/(Dec)

Return on average equity (A)	28.2%	23.5%			28.2%	23.5%
Return on average common equity (A)	27.9%	23.2%			27.9%	23.2%
Return on average tangible common equity (A)	36.1%	30.0%			36.1%	30.0%
Common shares outstanding (millions)	1,193	1,202	(1	) %	1,193	1,202	(1	) %
Book value per common share	$15.26	$12.08	26%		$15.26	$12.08	26%
Shareholders' equity (billions)	$18.2	$14.5	26%		$18.2	$14.5	26%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)
Card billed business (A):
United States	$136.8	$119.7	14%
Outside the United States	70.8	55.6	27
Total	$207.6	$175.3	18
Total cards-in-force (millions) (B):
United States	49.8	49.0	2%
Outside the United States	44.2	39.9	11
Total	94.0	88.9	6
Basic cards-in-force (millions) (B) (C):
United States	38.7	37.9	2%
Outside the United States	35.3	31.8	11
Total	74.0	69.7	6

Average discount rate (D)	2.54%	2.56%
Average basic cardmember spending (dollars) (E)	$3,767	$3,288	15%
Average fee per card (dollars) (E)	$39	$37	5%
Average fee per card adjusted (dollars) (E)	$43	$41	5%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C)  Prior to and including the fourth quarter of 2010, the Company did not have the data necessary to separately report Basic and Supplementary cards-in-force (CIF) for Global Network Services; therefore, all cards-in-force for Global Network Services was reported as Basic CIF. Starting in the first quarter of 2011, as the necessary data became available, the Company began to separately report Basic and Supplementary CIF for Global Network Services.  The Company has accordingly revised prior periods to conform with the current period presentation.

(D)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(E)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $68 million and $48 million for the quarters ended June 30, 2011 and 2010, respectively.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded was $56 million and $56 million for the quarters ended June 30, 2011 and 2010, respectively.  The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$40.1	$34.6	16%
Loss reserves (millions):
Beginning balance	$421	$498	(15	) %
Provisions for losses on authorized transactions (A)	119	55	#
Net write-offs	(128)	(121)	6
Other	3	8	(63)
Ending balance	$415	$440	(6)
% of receivables	1.0%	1.3%
Net write-off rate (principal only) - USCS (B)	1.5%	1.6%
Net write-off rate (principal and fees) - USCS (B)	1.7%	1.8%
30 days past due as a % of total - USCS	1.7%	1.5%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.09%	0.10%
90 days past billing as a % of total - ICS/GCS	0.8%	1.0%

Worldwide cardmember loans:
Total loans	$58.7	$57.3	2%
30 days past due loans as a % of total	1.6%	2.8%
Loss reserves (millions):
Beginning balance	$2,921	$5,314	(45	) %
Provisions for losses on authorized transactions	146	520	(72)
Net write-offs - principal	(457)	(867)	(47)
Net write-offs - interest and fees	(54)	(92)	(41)
Other	4	(9)	#
Ending balance	$2,560	$4,866	(47)
Ending Reserves - principal	$2,488	$4,743	(48)
Ending Reserves - interest and fees	$72	$123	(41)
% of loans	4.4%	8.5%
% of past due	273%	307%
Average loans	$58.5	$57.5	2%
Net write-off rate (principal only) (B)	3.1%	6.0%
Net write-off rate (principal, interest and fees) (B)	3.5%	6.7%
Net interest income divided by average loans (C) (D)	7.9%	8.3%
Net interest yield on cardmember loans (C)	9.0%	9.6%

# - Denotes a variance of more than 100%.

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(C)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(D)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
American Express Company
Consolidated Statements of Income
(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Revenues
Non-interest revenues
Discount revenue	$4,278	$3,902	$4,017	$3,761	$3,680
Net card fees	545	537	534	527	520
Travel commissions and fees	523	454	471	483	434
Other commissions and fees	584	529	519	515	497
Other	537	475	513	503	486
Total non-interest revenues	6,467	5,897	6,054	5,789	5,617
Interest income
Interest and fees on loans	1,611	1,619	1,676	1,675	1,657
Interest and dividends on investment securities	99	88	98	103	125
Deposits with banks and other	18	20	21	16	16
Total interest income	1,728	1,727	1,795	1,794	1,798
Interest expense
Deposits	131	137	140	141	137
Short-term borrowings	1	-	1	-	1
Long-term debt and other	445	456	464	469	472
Total interest expense	577	593	605	610	610
Net interest income	1,151	1,134	1,190	1,184	1,188
Total revenues net of interest expense	7,618	7,031	7,244	6,973	6,805
Provisions for losses
Charge card	161	198	183	89	96
Cardmember loans	176	(120)	37	262	540
Other	20	19	19	22	16
Total provisions for losses	357	97	239	373	652
Total revenues net of interest expense after provisions for losses	7,261	6,934	7,005	6,600	6,153

Expenses
Marketing and promotion	795	709	833	871	824
Cardmember rewards	1,613	1,577	1,334	1,263	1,192
Cardmember services	173	164	166	141	127
Salaries and employee benefits	1,595	1,522	1,570	1,354	1,315
Professional services	745	663	908	701	636
Occupancy and equipment	391	394	428	371	379
Communications	92	95	99	92	97
Other, net	92	78	190	167	(12)
Total	5,496	5,202	5,528	4,960	4,558
Pretax income from continuing operations	1,765	1,732	1,477	1,640	1,595
Income tax provision	470	555	415	547	578
Income from continuing operations	1,295	1,177	1,062	1,093	1,017
Income from discontinued operations, net of tax	36	-	-	-	-
Net income	$1,331	$1,177	$1,062	$1,093	$1,017
Income from continuing operations attributable to common shareholders (A)	$1,280	$1,163	$1,050	$1,080	$1,004
Net income attributable to common shareholders (A)	$1,316	$1,163	$1,050	$1,080	$1,004

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards and other items of $15 million for the quarter ended June 30, 2011, $14 million for the quarter ended March 31, 2011, $12 million for the quarter ended December 31, 2010, $13 million for the quarter ended September 30, 2010, $13 million for the quarter ended June 30, 2010.

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Total revenues net of interest expense
U.S. Card Services	$3,759	$3,577	$3,728	$3,625	$3,607
International Card Services	1,351	1,208	1,238	1,163	1,107
Global Commercial Services	1,191	1,121	1,067	1,072	1,023
Global Network & Merchant Services	1,239	1,137	1,172	1,100	1,051
	7,540	7,043	7,205	6,960	6,788
Corporate & Other, including adjustments and eliminations	78	(12)	39	13	17

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,618	$7,031	$7,244	$6,973	$6,805

Pretax income (loss) from continuing operations
U.S. Card Services	$900	$910	$1,059	$971	$821
International Card Services	196	240	102	131	191
Global Commercial Services	265	265	140	226	233
Global Network & Merchant Services	487	476	381	410	405
	1,848	1,891	1,682	1,738	1,650
Corporate & Other	(83)	(159)	(205)	(98)	(55)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,765	$1,732	$1,477	$1,640	$1,595

Net income (loss)
U.S. Card Services	$665	$555	$700	$595	$516
International Card Services	161	189	99	144	155
Global Commercial Services	177	184	103	150	112
Global Network & Merchant Services	324	313	259	252	261
	1,327	1,241	1,161	1,141	1,044
Corporate & Other	(32)	(64)	(99)	(48)	(27)
Income from continuing operations	1,295	1,177	1,062	1,093	1,017
Income from discontinued operations, net of tax	36	-	-	-	-

NET INCOME	$1,331	$1,177	$1,062	$1,093	$1,017

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.08	$0.98	$0.88	$0.91	$0.84
Income from discontinued operations	0.03	-	-	-	-
Net income attributable to common shareholders	$1.11	$0.98	$0.88	$0.91	$0.84

Average common shares outstanding (millions)	1,190	1,192	1,188	1,193	1,190

DILUTED
Income from continuing operations attributable to common shareholders	$1.07	$0.97	$0.88	$0.90	$0.84
Income from discontinued operations	0.03	-	-	-	-
Net income attributable to common shareholders	$1.10	$0.97	$0.88	$0.90	$0.84

Average common shares outstanding (millions)	1,197	1,198	1,194	1,199	1,197

Cash dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Return on average equity (A)	28.2%	27.9%	27.5%	25.9%	23.5%
Return on average common equity (A)	27.9%	27.6%	27.2%	25.6%	23.2%
Return on average tangible common equity (A)	36.1%	35.6%	35.1%	33.1%	30.0%
Common shares outstanding (millions)	1,193	1,202	1,197	1,204	1,202
Book value per common share	$15.26	$14.54	$13.56	$13.22	$12.08
Shareholders' equity (billions)	$18.2	$17.5	$16.2	$15.9	$14.5

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Card billed business (A):
United States	$136.8	$124.1	$131.1	$120.5	$119.7
Outside the United States	70.8	63.8	66.6	58.8	55.6
Total	$207.6	$187.9	$197.7	$179.3	$175.3
Total cards-in-force (millions) (B):
United States	49.8	49.4	48.9	48.1	49.0
Outside the United States	44.2	43.0	42.1	40.9	39.9
Total	94.0	92.4	91.0	89.0	88.9
Basic cards-in-force (millions) (B) (C):
United States	38.7	38.3	37.9	37.2	37.9
Outside the United States	35.3	34.4	33.7	32.6	31.8
Total	74.0	72.7	71.6	69.8	69.7

Average discount rate (D)	2.54%	2.55%	2.52%	2.56%	2.56%
Average basic cardmember spending (dollars) (E)	$3,767	$3,438	$3,629	$3,330	$3,288
Average fee per card (dollars) (E)	$39	$39	$38	$38	$37
Average fee per card adjusted (dollars) (E)	$43	$42	$42	$41	$41

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C) Prior to and including the fourth quarter of 2010, the Company did not have the data necessary to separately report Basic and Supplementary cards-in-force (CIF) for Global Network Services; therefore, all cards-in-force for Global Network Services was reported as Basic CIF. Starting in the first quarter of 2011, as the necessary data became available, the Company began to separately report Basic and Supplementary CIF for Global Network Services.  The Company has accordingly revised prior periods to conform with the current period presentation.

(D) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(E) Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $68 million for the quarter ended June 30, 2011, $64 million for the quarter ended March 31, 2011, $63 million for the quarter ended December 31, 2010, $58 million for the quarter ended September 30, 2010 and $48 million for the quarter ended June 30, 2010.  The adjusted average fee per card, a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded for these periods were $56 million for the quarter ended June 30, 2011, $54 million for the quarter ended March 31, 2011, $51 million for the quarter ended December 31, 2010, $49 million for the quarter ended September 30, 2010 and $56 million for the quarter ended June 30, 2010.  The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Worldwide cardmember receivables:
Total receivables	$40.1	$37.7	$37.3	$35.1	$34.6
Loss reserves (millions):
Beginning balance	$421	$386	$364	$440	$498
Provisions for losses on authorized transactions (A)	119	160	147	53	55
Net write-offs	(128)	(132)	(117)	(116)	(121)
Other	3	7	(8)	(13)	8
Ending balance	$415	$421	$386	$364	$440
% of receivables	1.0%	1.1%	1.0%	1.0%	1.3%
Net write-off rate (principal only) - USCS (B)	1.5%	1.7%	1.4%	1.6%	1.6%
Net write-off rate (principal and fees) - USCS (B)	1.7%	1.8%	1.6%	1.8%	1.8%
30 days past due as a % of total - USCS	1.7%	1.8%	1.5%	1.7%	1.5%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.09%	0.09%	0.09%	0.09%	0.10%
90 days past billing as a % of total - ICS/GCS	0.8%	0.8%	0.9%	0.8%	1.0%

Worldwide cardmember loans:
Total loans	$58.7	$57.8	$60.9	$57.2	$57.3
30 days past due loans as a % of total	1.6%	1.9%	2.1%	2.5%	2.8%
Loss reserves (millions):
Beginning balance	$2,921	$3,646	$4,318	$4,866	$5,314
Provisions for losses on authorized transactions	146	(139)	16	239	520
Net write-offs - principal	(457)	(535)	(630)	(728)	(867)
Net write-offs - interest and fees	(54)	(61)	(72)	(81)	(92)
Other	4	10	14	22	(9)
Ending balance	$2,560	$2,921	$3,646	$4,318	$4,866
Ending Reserves - principal	$2,488	$2,839	$3,551	$4,210	$4,743
Ending Reserves - interest and fees	$72	$82	$95	$108	$123
% of loans	4.4%	5.1%	6.0%	7.5%	8.5%
% of past due	273%	263%	287%	302%	307%
Average loans	$58.5	$58.5	$58.5	$57.4	$57.5
Net write-off rate (principal only) (B)	3.1%	3.7%	4.3%	5.1%	6.0%
Net write-off rate (principal, interest and fees) (B)	3.5%	4.1%	4.8%	5.6%	6.7%
Net interest income divided by average loans (C) (D)	7.9%	7.9%	8.1%	8.2%	8.3%
Net interest yield on cardmember loans (C)	9.0%	9.2%	9.3%	9.5%	9.6%

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(C)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(D)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,696	$2,496	8%
Interest income	1,263	1,315	(4)
Interest expense	200	204	(2)
Net interest income	1,063	1,111	(4)
Total revenues net of interest expense	3,759	3,607	4
Provisions for losses	228	519	(56)
Total revenues net of interest expense after provisions for losses	3,531	3,088	14
Expenses
Marketing, promotion, rewards and cardmember services	1,689	1,410	20
Salaries and employee benefits and other operating expenses	942	857	10
Total	2,631	2,267	16
Pretax segment income	900	821	10
Income tax provision	235	305	(23)
Segment income	$665	$516	29

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)

Card billed business	$106.8	$94.6	13%
Total cards-in-force (millions)	40.4	39.6	2%
Basic cards-in-force (millions)	30.1	29.5	2%
Average basic cardmember spending (dollars)	$3,567	$3,212	11%

U.S. Consumer Travel:
Travel sales (millions)	$1,000	$840	19%
Travel commissions and fees/sales	8.4%	7.9%

Total segment assets	$85.8	$80.8	6%
Segment capital (millions) (A)	$8,155	$5,997	36%
Return on average segment capital (B)	34.4%	26.4%
Return on average tangible segment capital (B)	36.6%	28.7%

Cardmember receivables:
Total receivables	$19.2	$17.3	11%
30 days past due as a % of total	1.7%	1.8%
Average receivables	$18.4	$17.1	8%
Net write-off rate (principal only) (C)	1.5%	1.6%
Net write-off rate (principal and fees) (C)	1.7%	1.8%

Cardmember loans:
Total loans	$49.9	$49.0	2%
30 days past due loans as a % of total	1.5%	2.7%
Average loans	$49.7	$49.1	1%
Net write-off rate (principal only) (C)	3.2%	6.2%
Net write-off rate (principal, interest and fees) (C)	3.5%	6.8%
Net interest income divided by average loans (D) (E)	8.6%	9.1%
Net interest yield on cardmember loans (D)	8.7%	9.3%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Revenues
Discount revenue, net card fees and other	$2,696	$2,486	$2,606	$2,501	$2,496
Interest income	1,263	1,294	1,330	1,334	1,315
Interest expense	200	203	208	210	204
Net interest income	1,063	1,091	1,122	1,124	1,111
Total revenues net of interest expense	3,759	3,577	3,728	3,625	3,607
Provisions for losses	228	47	111	274	519
Total revenues net of interest expense after provisions for losses	3,531	3,530	3,617	3,351	3,088
Expenses
Marketing, promotion, rewards and cardmember services	1,689	1,718	1,533	1,477	1,410
Salaries and employee benefits and other operating expenses	942	902	1,025	903	857
Total	2,631	2,620	2,558	2,380	2,267
Pretax segment income	900	910	1,059	971	821
Income tax provision	235	355	359	376	305
Segment income	$665	$555	$700	$595	$516

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Card billed business	$106.8	$96.1	$103.4	$95.2	$94.6
Total cards-in-force (millions)	40.4	40.1	39.9	39.9	39.6
Basic cards-in-force (millions)	30.1	29.8	29.7	29.7	29.5
Average basic cardmember spending (dollars)	$3,567	$3,231	$3,480	$3,219	$3,212

U.S. Consumer Travel:
Travel sales	$1.0	$0.8	$0.7	$0.8	$0.8
Travel commissions and fees/sales	8.4%	7.9%	8.8%	8.6%	7.9%

Total segment assets	$85.8	$81.2	$91.3	$81.1	$80.8
Segment capital (A)	$8.2	$8.0	$7.4	$7.0	$6.0
Return on average segment capital (B)	34.4%	35.1%	35.0%	32.5%	26.4%
Return on average tangible segment capital (B)	36.6%	37.6%	37.8%	35.1%	28.7%

Cardmember receivables:
Total receivables	$19.2	$17.6	$19.2	$16.5	$17.3
30 days past due as a % of total	1.7%	1.8%	1.5%	1.7%	1.5%
Average receivables	$18.4	$17.9	$17.5	$16.9	$17.1
Net write-off rate (principal only) (C)	1.5%	1.7%	1.4%	1.6%	1.6%
Net write-off rate (principal and fees) (C)	1.7%	1.8%	1.6%	1.8%	1.8%

Cardmember loans:
Total loans	$49.9	$49.2	$51.6	$48.7	$49.0
30 days past due loans as a % of total	1.5%	1.8%	2.1%	2.5%	2.7%
Average loans	$49.7	$49.6	$49.8	$49.1	$49.1
Net write-off rate (principal only) (C)	3.2%	3.7%	4.4%	5.2%	6.2%
Net write-off rate (principal, interest and fees) (C)	3.5%	4.1%	4.8%	5.7%	6.8%
Net interest income divided by average loans (D) (E)	8.6%	8.9%	8.9%	9.1%	9.1%
Net interest yield on cardmember loans (D)	8.7%	9.1%	9.1%	9.3%	9.3%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,112	$864	29%
Interest income	347	342	1
Interest expense	108	99	9
Net interest income	239	243	(2)
Total revenues net of interest expense	1,351	1,107	22
Provisions for losses	78	90	(13)
Total revenues net of interest expense after provisions for losses	1,273	1,017	25
Expenses
Marketing, promotion, rewards and cardmember services	493	376	31
Salaries and employee benefits and other operating expenses	584	450	30
Total	1,077	826	30
Pretax segment income	196	191	3
Income tax provision	35	36	(3)
Segment income	$161	$155	4

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)

Card billed business	$31.5	$25.5	24%
Total cards-in-force (millions)	15.1	15.0	1%
Basic cards-in-force (millions)	10.4	10.4	-%
Average basic cardmember spending (dollars)	$3,032	$2,449	24%

International Consumer Travel:
Travel sales (millions)	$328	$262	25%
Travel commissions and fees/sales	7.6%	8.0%

Total segment assets	$28.2	$20.6	37%
Segment capital (millions) (A)	$3,041	$2,022	50%
Return on average segment capital (B)	24.1%	22.8%
Return on average tangible segment capital (B)	40.1%	30.7%

Cardmember receivables:
Total receivables	$6.9	$5.6	23%
90 days past billing as a % of total	1.0%	1.0%
Net loss ratio (as a % of charge volume)	0.15%	0.15%

Cardmember loans:
Total loans	$8.8	$8.3	6%
30 days past due loans as a % of total	2.1%	3.0%
Average loans	$8.8	$8.3	6%
Net write-off rate (principal only) (C)	2.9%	4.9%
Net write-off rate (principal, interest and fees) (C)	3.6%	5.8%
Net interest income divided by average loans (D) (E)	10.9%	11.7%
Net interest yield on cardmember loans (D)	10.7%	11.4%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Revenues
Discount revenue, net card fees and other	$1,112	$989	$1,010	$926	$864
Interest income	347	325	346	342	342
Interest expense	108	106	118	105	99
Net interest income	239	219	228	237	243
Total revenues net of interest expense	1,351	1,208	1,238	1,163	1,107
Provisions for losses	78	5	80	64	90
Total revenues net of interest expense after provisions for losses	1,273	1,203	1,158	1,099	1,017
Expenses
Marketing, promotion, rewards and cardmember services	493	407	458	428	376
Salaries and employee benefits and other operating expenses	584	556	598	540	450
Total	1,077	963	1,056	968	826
Pretax segment income	196	240	102	131	191
Income tax provision (benefit)	35	51	3	(13)	36
Segment income	$161	$189	$99	$144	$155

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Card billed business	$31.5	$28.4	$30.9	$27.1	$25.5
Total cards-in-force (millions)	15.1	15.0	15.0	15.0	15.0
Basic cards-in-force (millions)	10.4	10.4	10.4	10.4	10.4
Average basic cardmember spending (dollars)	$3,032	$2,735	$2,971	$2,609	$2,449

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	7.6%	7.6%	8.7%	7.9%	8.0%

Total segment assets	$28.2	$26.7	$25.3	$21.9	$20.6
Segment capital (A)	$3.0	$3.0	$2.2	$2.1	$2.0
Return on average segment capital (B)	24.1%	25.8%	25.1%	23.6%	22.8%
Return on average tangible segment capital (B)	40.1%	39.4%	34.8%	32.1%	30.7%

Cardmember receivables:
Total receivables	$6.9	$6.5	$6.7	$6.2	$5.6
90 days past billing as a % of total	1.0%	1.0%	1.0%	1.0%	1.0%
Net loss ratio (as a % of charge volume)	0.15%	0.15%	0.15%	0.14%	0.15%

Cardmember loans:
Total loans	$8.8	$8.5	$9.3	$8.5	$8.3
30 days past due loans as a % of total	2.1%	2.4%	2.3%	2.8%	3.0%
Average loans	$8.8	$8.8	$8.7	$8.3	$8.3
Net write-off rate (principal only) (C)	2.9%	3.2%	4.0%	4.3%	4.9%
Net write-off rate (principal, interest and fees) (C)	3.6%	3.9%	4.7%	5.1%	5.8%
Net interest income divided by average loans (D) (E)	10.9%	10.1%	10.4%	11.3%	11.7%
Net interest yield on cardmember loans (D)	10.7%	10.0%	10.6%	11.1%	11.4%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,259	$1,076	17%
Interest income	2	2	-
Interest expense	70	55	27
Net interest expense	(68)	(53)	28
Total revenues net of interest expense	1,191	1,023	16
Provisions for losses	35	28	25
Total revenues net of interest expense after provisions for losses	1,156	995	16
Expenses
Marketing, promotion, rewards and cardmember services	138	104	33
Salaries and employee benefits and other operating expenses	753	658	14
Total	891	762	17
Pretax segment income	265	233	14
Income tax provision	88	121	(27)
Segment income	$177	$112	58

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)

Card billed business	$39.3	$32.9	19%
Total cards-in-force (millions)	7.1	7.0	1%
Basic cards-in-force (millions)	7.1	7.0	1%
Average basic cardmember spending (dollars)	$5,533	$4,712	17%

Global Corporate Travel:
Travel sales	$5.3	$4.6	15%
Travel commissions and fees/sales	7.8%	7.6%

Total segment assets	$20.3	$17.4	17%
Segment capital (millions) (A)	$3,794	$3,509	8%
Return on average segment capital (B)	16.9%	10.9%
Return on average tangible segment capital (B)	35.4%	23.6%

Cardmember receivables:
Total receivables	$13.8	$11.5	20%
90 days past billing as a % of total	0.7%	1.0%
Net loss ratio (as a % of charge volume)	0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Revenues
Discount revenue, net card fees and other	$1,259	$1,177	$1,130	$1,128	$1,076
Interest income	2	2	2	2	2
Interest expense	70	58	65	58	55
Net interest expense	(68)	(56)	(63)	(56)	(53)
Total revenues net of interest expense	1,191	1,121	1,067	1,072	1,023
Provisions for losses	35	23	30	21	28
Total revenues net of interest expense after provisions for losses	1,156	1,098	1,037	1,051	995
Expenses
Marketing, promotion, rewards and cardmember services	138	125	112	109	104
Salaries and employee benefits and other operating expenses	753	708	785	716	658
Total	891	833	897	825	762
Pretax segment income	265	265	140	226	233
Income tax provision	88	81	37	76	121
Segment income	$177	$184	$103	$150	$112

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Card billed business	$39.3	$36.6	$35.9	$33.2	$32.9
Total cards-in-force (millions)	7.1	7.1	7.1	7.0	7.0
Basic cards-in-force (millions)	7.1	7.1	7.1	7.0	7.0
Average basic cardmember spending (dollars)	$5,533	$5,175	$5,083	$4,734	$4,712

Global Corporate Travel:
Travel sales	$5.3	$4.9	$4.6	$4.2	$4.6
Travel commissions and fees/sales	7.8%	7.4%	8.3%	9.3%	7.6%

Total segment assets	$20.3	$20.5	$18.1	$18.4	$17.4
Segment capital (A)	$3.8	$3.6	$3.7	$3.6	$3.5
Return on average segment capital (B)	16.9%	15.5%	12.6%	12.3%	10.9%
Return on average tangible segment capital (B)	35.4%	33.5%	27.1%	26.6%	23.6%

Cardmember receivables:
Total receivables	$13.8	$13.3	$11.3	$12.2	$11.5
90 days past billing as a % of total	0.7%	0.7%	0.8%	0.8%	1.0%
Net loss ratio (as a % of charge volume)	0.06%	0.06%	0.06%	0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,183	$1,004	18%
Interest income	1	1	-
Interest expense	(55)	(46)	20
Net interest income	56	47	19
Total revenues net of interest expense	1,239	1,051	18
Provisions for losses	13	12	8
Total revenues net of interest expense after provisions for losses	1,226	1,039	18
Expenses
Marketing, promotion, rewards and cardmember services	213	209	2
Salaries and employee benefits and other operating expenses	526	425	24
Total	739	634	17
Pretax segment income	487	405	20
Income tax provision	163	144	13
Segment income	$324	$261	24

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	June 30,		Percentage
	2011	2010	Inc/(Dec)

Global Card billed business (A)	$207.6	$175.3	18%

Global Network & Merchant Services:
Total segment assets	$16.7	$11.3	48%
Segment capital (millions) (B)	$1,955	$1,762	11%
Return on average segment capital (C)	61.5%	63.8%
Return on average tangible segment capital (C)	66.5%	65.3%

Global Network Services (D):
Card billed business	$29.3	$21.6	36%
Total cards-in-force (millions)	31.4	27.3	15%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(D) Since third quarter of 2010, for non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Revenues
Discount revenue, fees and other	$1,183	$1,088	$1,115	$1,048	$1,004
Interest income	1	1	1	1	1
Interest expense	(55)	(48)	(56)	(51)	(46)
Net interest income	56	49	57	52	47
Total revenues net of interest expense	1,239	1,137	1,172	1,100	1,051
Provisions for losses	13	21	15	13	12
Total revenues net of interest expense after provisions for losses	1,226	1,116	1,157	1,087	1,039
Expenses
Marketing, promotion, rewards and cardmember services	213	166	172	208	209
Salaries and employee benefits and other operating expenses	526	474	604	469	425
Total	739	640	776	677	634
Pretax segment income	487	476	381	410	405
Income tax provision	163	163	122	158	144
Segment income	$324	$313	$259	$252	$261

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Global Card billed business (A)	$207.6	$187.9	$197.7	$179.3	$175.3

Global Network & Merchant Services:
Total segment assets	$16.7	$14.2	$13.6	$12.3	$11.3
Segment capital (B)	$2.0	$1.9	$1.9	$1.8	$1.8
Return on average segment capital (C)	61.5%	62.1%	61.6%	61.2%	63.8%
Return on average tangible segment capital (C)	66.5%	66.1%	64.3%	62.7%	65.3%

Global Network Services (D):
Card billed business	$29.3	$26.0	$26.9	$23.1	$21.6
Total cards-in-force (millions)	31.4	30.2	29.0	27.1	27.3

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(D) Since third quarter of 2010, for non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)
American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)
	For the Twelve Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

ROE

Net income	$4,663	$4,349	$4,057	$3,711	$3,258
Average shareholders' equity	$16,508	$15,564	$14,755	$14,307	$13,863
Return on average equity (A)	28.2%	27.9%	27.5%	25.9%	23.5%

Reconciliation of ROCE and ROTCE

Net income	$4,663	$4,349	$4,057	$3,711	$3,258
Preferred shares dividends and related accretion	-	-	-	-	-
Earnings allocated to participating share awards and other	55	52	51	47	42
Net income attributable to common shareholders	$4,608	$4,297	$4,006	$3,664	$3,216

Average shareholders' equity	$16,508	$15,564	$14,755	$14,307	$13,863
Average preferred shares	-	-	-	-	-
Average common shareholders' equity	$16,508	$15,564	$14,755	$14,307	$13,863
Average goodwill and other intangibles	3,744	3,487	3,334	3,234	3,157
Average tangible common shareholders' equity	$12,764	$12,077	$11,421	$11,073	$10,706
Return on average common equity (A)	27.9%	27.6%	27.2%	25.6%	23.2%
Return on average tangible common equity (B)	36.1%	35.6%	35.1%	33.1%	30.0%

(A)  Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles of $3.7 billion for the quarter ended June 30, 2011, $3.5 billion for the quarter ended March 31, 2011, $3.3 billion for the quarter ended December 31, 2010, $3.2 billion for the quarter ended September 30, 2010 and $3.2 billion for the quarter ended June 30, 2010.  The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)
	For the Twelve Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

U.S. Card Services
Segment income	$2,515	$2,366	$2,225	$1,936	$1,498
Average segment capital	$7,315	$6,746	$6,350	$5,966	$5,664
Average goodwill and other intangibles	446	457	459	454	447
Average tangible segment capital	$6,869	$6,289	$5,891	$5,512	$5,217
Return on average segment capital (A)	34.4%	35.1%	35.0%	32.5%	26.4%
Return on average tangible segment capital (A)	36.6%	37.6%	37.8%	35.1%	28.7%

International Card Services
Segment income	$593	$587	$537	$507	$495
Average segment capital	$2,464	$2,279	$2,136	$2,146	$2,174
Average goodwill and other intangibles	987	788	592	567	561
Average tangible segment capital	$1,477	$1,491	$1,544	$1,579	$1,613
Return on average segment capital (A)	24.1%	25.8%	25.1%	23.6%	22.8%
Return on average tangible segment capital (A)	40.1%	39.4%	34.8%	32.1%	30.7%

Global Commercial Services
Segment income	$614	$549	$450	$442	$388
Average segment capital	$3,628	$3,548	$3,581	$3,587	$3,571
Average goodwill and other intangibles	1,895	1,908	1,923	1,924	1,930
Average tangible segment capital	$1,733	$1,640	$1,658	$1,663	$1,641
Return on average segment capital (A)	16.9%	15.5%	12.6%	12.3%	10.9%
Return on average tangible segment capital (A)	35.4%	33.5%	27.1%	26.6%	23.6%

Global Network & Merchant Services
Segment income	$1,148	$1,085	$1,025	$966	$963
Average segment capital	$1,866	$1,746	$1,664	$1,578	$1,510
Average goodwill and other intangibles	140	105	70	37	36
Average tangible segment capital	$1,726	$1,641	$1,594	$1,541	$1,474
Return on average segment capital (A)	61.5%	62.1%	61.6%	61.2%	63.8%
Return on average tangible segment capital (A)	66.5%	66.1%	64.3%	62.7%	65.3%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Net Interest Yield on Cardmember Loans
Appendix III

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Net interest income	$1,151	$1,134	$1,190	$1,184	$1,188
Average loans (billions)	$58.5	$58.5	$58.5	$57.4	$57.5
Adjusted net interest income (A)	$1,313	$1,326	$1,371	$1,381	$1,379
Adjusted average loans (billions) (B)	$58.2	$58.3	$58.4	$57.4	$57.4
Net interest income divided by average loans (C)	7.9%	7.9%	8.1%	8.2%	8.3%
Net interest yield on cardmember loans (D)	9.0%	9.2%	9.3%	9.5%	9.6%

(A)  Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(B)  Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(Preliminary)
U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
USCS:
Net interest income	$1,063	$1,091	$1,122	$1,124	$1,111
Average loans (billions)	$49.7	$49.6	$49.8	$49.1	$49.1
Adjusted net interest income (A)	$1,080	$1,112	$1,143	$1,150	$1,145
Adjusted average loans (billions) (B)	$49.5	$49.6	$49.8	$49.2	$49.2
Net interest income divided by average loans (C)	8.6%	8.9%	8.9%	9.1%	9.1%
Net interest yield on cardmember loans (D)	8.7%	9.1%	9.1%	9.3%	9.3%

ICS:
Net interest income	$239	$219	$228	$237	$243
Average loans (billions)	$8.8	$8.8	$8.7	$8.3	$8.3
Adjusted net interest income (A)	$233	$214	$228	$231	$234
Adjusted average loans (billions) (B)	$8.7	$8.7	$8.5	$8.2	$8.2
Net interest income divided by average loans (C)	10.9%	10.1%	10.4%	11.3%	11.7%
Net interest yield on cardmember loans (D)	10.7%	10.0%	10.6%	11.1%	11.4%

(A)  Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(B)  Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.